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                                                                      Exhibit 16


HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC., THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD INCOME SHARES FUND, INC.

                               POWER OF ATTORNEY
                               -----------------

               Winifred E. Coleman           Phillip O. Peterson
               Tamara L. Fagely              Millard H. Pryor, Jr.
               Robert M. Gavin, Jr.          Lowndes A. Smith
               Duane E. Hill                 John K. Springer
               George R. Jay                 David M. Znamierowski
               Thomas M. Marra

do hereby jointly and severally authorized Kevin J. Carr, Daniel E. Burton or Katherine Vines Trumbull, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.



/s/ Winifred E. Coleman                      Dated August 1, 2002
----------------------------
Winifred E. Coleman


/s/ Tamara L. Fagely                         Dated August 1, 2002
----------------------------
Tamara L. Fagely


/s/ Robert M. Gavin, Jr.                     Dated August 1, 2002
----------------------------
Robert M. Gavin, Jr.


/s/ Duane E. Hill                            Dated August 1, 2002
----------------------------
Duane E. Hill
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/s/ George R. Jay                            Dated August 1, 2002
----------------------------
George R. Jay


/s/ Thomas M. Marra                          Dated August 1, 2002
----------------------------
Thomas M. Marra


/s/ Phillip O. Peterson                      Dated August 1, 2002
----------------------------
Phillip O. Peterson


/s/ Millard H. Pryor, Jr.                    Dated August 1, 2002
----------------------------
Millard H. Pryor, Jr.


/s/ Lowndes A. Smith                         Dated August 1, 2002
----------------------------
Lowndes A. Smith


/s/ John K. Springer                         Dated August 1, 2002
----------------------------
John K. Springer


/s/ David M. Znamierowski                    Dated August 1, 2002
----------------------------
David M. Znamierowski